UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-4260
                                   ------------


                       AXP GOVERNMENT INCOME SERIES, INC.
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               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:   11/30
                         --------------

AXP(R)
  Short Duration
    U.S. Government
          Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Nov. 30, 2003

AXP Short Duration U.S. Government Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.

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(logo)                                                               (logo)
American                                                            AMERICAN
  Express(R)                                                         EXPRESS(R)
 Funds
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

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             7

Financial Statements (Portfolio)                                     12

Notes to Financial Statements (Portfolio)                            15

Financial Statements (Fund)                                          19

Notes to Financial Statements (Fund)                                 22

Proxy Voting                                                         28

(Dalbar logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Fund Snapshot
        AS OF NOV. 30, 2003

PORTFOLIO MANAGER

Portfolio manager                                          Scott Kirby*
Since                                                              6/01
Years in industry                                                    24

* The Fund is managed by a team of portfolio managers led by Scott Kirby.

FUND OBJECTIVE

For investors seeking a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.

Inception dates
A: 8/19/85      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: IFINX        B: ISHOX        C: AXFCX        Y: IDFYX

Total net assets                                         $2.875 billion

Number of holdings                                                  200

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         DURATION
SHORT      INT     LONG
  X                      HIGH
                         MEDIUM     QUALITY
                         LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Mortgage-backed securities 45.4%
U.S. government obligations & agencies 41.1%
Short-term securities 10.0%
Financials 3.3%
Consumer discretionary 0.2%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                             100%

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Shares of the Fund are not insured or guaranteed by the U.S. government.

Fund holdings are subject to change.

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3 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers

                           WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Scott Kirby details AXP Short Duration U.S. Government Fund's positioning and results for the six months ended Nov. 30, 2003.

Q: How did AXP Short Duration U.S. Government Fund perform for the six months ended Nov. 30, 2003?

A: AXP Short Duration U.S. Government Fund's Class A shares (excluding sales charge) fell 0.39% for the six months ended Nov. 30, 2003. The Fund underperformed the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which fell 0.18% over the same period.

     The Fund's benchmark, the Lehman Brothers 1-3 Year Government Index, rose 0.13% for the period.

Q:   What factors most significantly affected  Fund performance?

A: During the first four months of the period we saw significant and severe volatility. Since the Fund was positioned to do well in a low volatility environment, it struggled during the volatile months of May through September.

     The fixed income market rallied in June fueled by the belief that interest rates would remain low until the economy showed sustained signs of a recovery. Then, on June 25, 2003, the Federal Reserve Board moderated their stance on deflation and cut the targeted federal funds rate by only 0.25% (a quarter of a

(bar graph)
                                  PERFORMANCE COMPARISON
                       For the six-month period ended Nov. 30, 2003

 0.50%
 0.25%                                (bar 2)
 0.00%                                 +0.13%              (bar 3)
-0.25%       (bar 1)                                       -0.18%
-0.50%        -0.39%

(bar 1) AXP Short Duration U.S. Government Fund Class A (excluding sales charge) (bar 2) Lehman Brothers 1-3 Year Government Index(1) (unmanaged)
(bar 3) Lipper Short U.S. Government Funds Index(2)

(1) Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of
     2.9 years are included.

(2) The Lipper Short U.S. Government Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We have seen the fixed-income market settle into a trading range environment where mortgage-backed securities, which make up almost half of the Fund, have done well. (end callout quote)

     percentage point) to 1.00%, to "add further support for an economy which it expects to improve over time." The Federal Reserve Board's conservative move led to a market sell-off, and U.S. Treasury yields rose dramatically by July. July was also the worst month for mortgage securities in history based on duration-adjusted excess returns over U.S. Treasuries. Therefore, we adjusted

AVERAGE ANNUAL TOTAL RETURNS
                             Class A                Class B                    Class C                 Class Y
(Inception dates)           (8/19/85)              (3/20/95)                  (6/26/00)               (3/20/95)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)   POP(5)
as of Nov. 30, 2003
6 month*                -0.39%     -5.12%     -0.77%       -5.70%       -0.77%       -1.76%       -0.31%   -0.31%
1 year                  +1.57%     -3.24%     +0.81%       -3.16%       +0.81%       +0.81%       +1.75%   +1.75%
5 years                 +4.15%     +3.14%     +3.37%       +3.20%         N/A          N/A        +4.31%   +4.31%
10 years                +5.31%     +4.80%       N/A          N/A          N/A          N/A          N/A      N/A
Since inception           N/A        N/A      +4.89%       +4.89%       +4.74%       +4.74%       +5.85%   +5.85%

as of Dec. 31, 2003
6 months*               +0.17%     -4.59%     -0.21%       -5.16%       -0.22%       -1.21%       +0.25%   +0.25%
1 year                  +1.03%     -3.76%     +0.27%       -3.68%       +0.27%       +0.27%       +1.20%   +1.20%
5 years                 +4.12%     +3.11%     +3.34%       +3.17%         N/A          N/A         +4.28   +4.28%
10 years                +5.28%     +4.77%       N/A          N/A          N/A          N/A          N/A      N/A
Since inception           N/A        N/A      +4.90%       +4.90%       +4.76%       +4.76%       +5.85%   +5.85%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

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5 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers

     the Fund's duration to a neutral position. Compounding matters was news of a stabilizing U.S. economy. After peaking in mid-August, U.S. Treasury yields declined somewhat by the end of the period. Mortgage securities also recovered. During September we saw a significant sell-off, but the market began to see an end to high volatility in October and November. In the latter part of the period we have seen the fixed-income market settle into a trading range environment where mortgage-backed securities, which make up almost half of the Fund, have done well.

     The Fund is currently positioned slightly shorter in duration than its benchmark because we believe that will benefit the Fund during the economic recovery.

     The Fund underperformed its competitors due to its positioning for lower volatility. The Fund underperformed its benchmark and peer group due its allocation to mortgages. Within the mortgage sector, we were able to add relative value by focusing on pools that historically have had lower-than-average prepayment risks. To help manage risk, the Fund also used a significant number of futures this period, resulting in a gain. For much of the period, we maintained a portfolio asset allocation to mortgage-backed securities near our 50% target. The remaining portion of the Fund is invested in Treasury and Agency securities with a small position in cash.

Q:   What changes did you make to the Fund and how is it currently positioned?

A: Aside from shifting 10% of the Fund's weighting from Treasuries to agency securities, we did not make changes to the Fund's mix of securities. Overall, we have reduced exposure to volatility. We continue to hold the same allocation to mortgage-backed securities, however we hold more conservative positions.

Q:   How do you intend to manage the Fund in the coming months?

A: As the economy continues to recover, we expect rates to move higher and the yield curve could steepen slightly futher. Going forward, we believe there will be good buying opportunities in Treasuries and agency securities as spreads widen. We will hold a rather defensive position in mortgage-backed securities as these changes occur because we anticipate a short time period in which mortgages may struggle. However, after we pass that period, we anticipate a positive environment for mortgages because there will be less call risk in the market. We believe volatility may be reduced as well going forward. However, we intend to keep the Fund's duration shorter than its benchmark. We may seek opportunities to reduce duration even further over the coming months. Quality issues and security selection will remain a priority.

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6 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Investments in Securities

Government Income Portfolio

Nov. 30, 2003 (Unaudited)
(Percentages represent value of investments compared to net assets)

Bonds (100.9%)
Issuer            Coupon                   Principal               Value(a)
                   rate                     amount

U.S. government obligations & agencies (46.1%)
Federal Home Loan Bank
   11-25-05          2.00%               $14,700,000            $14,589,371
   09-15-06          2.88                 17,400,000             17,461,770
Federal Home Loan Mtge Corp
   04-15-06          2.38                133,000,000            132,686,918
   06-16-06          1.52                 54,000,000             53,990,172
   08-15-06          2.75                 47,750,000             47,841,632
   02-15-16          5.00                 19,511,488             20,384,770
Federal Natl Mtge Assn
   05-15-06          2.25                 20,000,000             19,904,100
   07-15-07          4.25                 46,228,000             47,937,049
   12-15-16          4.00                 12,351,720             12,267,065
Student Loan Mtge Assn
   03-15-06          5.25                 13,200,000             14,009,252
   12-15-22          2.99                 15,000,000             14,974,215
   12-15-32          2.25                 15,775,000             15,716,948
   03-15-33          2.16                 14,800,000             14,804,632
U.S. Treasury
   12-31-04          1.75                 72,000,000(l)          72,227,808
   02-15-05          7.50                 92,500,000(c)          99,094,233
   05-15-05          6.75                 65,650,000(c,l)        70,424,987
   05-31-05          1.25                 38,500,000(c,l)        38,247,440
   08-15-05         10.75                 85,590,000             98,338,203
   08-31-05          2.00                 30,000,000             30,064,440
   11-15-05          5.75                 76,400,000(c)          81,882,311
   02-15-06          5.63                 85,500,000(c)          91,952,600
   11-15-06          2.63                112,379,000(c,l)       112,664,330
   11-15-06          3.50                147,700,000(c,l)       151,807,832
   11-15-09         10.38                 48,000,000(l)          51,991,872
Total                                                         1,325,263,950

Mortgage-backed securities (50.9%)(f)
Federal Home Loan Mtge Corp
   08-25-06          3.13                 42,000,000             42,229,963
   10-27-06          3.00                 15,000,000             15,026,748
   09-01-09          6.50                    547,081                575,838
   10-01-10          7.00                  1,938,357              2,059,547
   03-01-12          7.50                  7,367,731              7,850,675
   07-01-12          5.50                    839,318                867,645
   09-27-12          3.61                 13,979,000             13,975,005
   02-01-13          5.00                  5,049,803              5,177,626
   04-01-13          4.50                  3,134,189              3,165,898
   04-01-13          5.00                  4,322,290              4,431,698
   05-01-13          4.50                 28,328,444             28,615,567
   06-01-15          7.50                 14,151,672             15,080,148
   04-01-17          6.50                 40,712,338             43,116,375
   07-01-17          6.50                 24,134,801             25,400,475
   11-01-17          5.50                 12,640,374             13,034,842
   02-15-20          4.50                 15,450,000             15,377,709
   07-01-24          8.00                    831,984(l)             905,461
   07-01-24          8.00                    304,629                331,532
   01-01-25          9.00                  1,237,090              1,374,749
   06-01-25          8.00                  1,201,815              1,306,174
   08-01-25          8.00                    326,380                354,720
   05-01-26          9.00                  2,202,749              2,449,986
  Collateralized Mtge Obligation
   12-15-08          2.00                 15,403,498             15,337,261
   12-15-08          6.00                 14,770,711             15,527,691
   03-15-12          5.00                 20,354,433             20,697,092
   04-15-12          5.00                 23,418,464             24,051,465
   03-15-15          5.50                 40,888,673             42,029,201
   10-15-15          5.00                 29,046,000             30,073,938
   01-15-16          5.00                  9,125,000              9,536,021
   02-15-16          5.00                  9,125,000              9,536,194
   06-15-16          7.00                 16,185,942             17,365,408
   07-15-16          4.00                 11,000,000             10,903,278
   08-15-16          4.00                 14,617,385             14,561,380
   10-15-16          4.00                  9,705,546              9,645,911
   01-17-21          6.00                  5,638,663              5,714,678
   04-15-22          5.50                 15,828,024             16,319,042
  Interest Only
   12-15-12         27.33                 18,576,480(i)           1,509,450
   02-15-14         10.21                 14,466,347(i)           1,475,567
   01-01-20          4.71                     28,625(i)               6,572
  Interest Only/Inverse Floater
   06-15-18          4.84                 12,910,737(i,j)           859,478
   03-15-32          6.83                  7,621,638(i,j)           693,456

See accompanying notes to investments in securities.

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7 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Issuer            Coupon                   Principal               Value(a)
                   rate                     amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn
   09-01-07          8.50%                  $325,183               $340,098
   10-01-07          7.50                    953,159              1,018,839
   12-01-08          7.50                  1,578,448              1,679,279
   01-01-09          5.74                  3,280,843              3,500,358
   05-01-09          7.50                  3,245,411              3,469,043
   10-01-09          7.11                  4,339,670              4,962,316
   01-01-10          5.00                  1,322,059              1,347,361
   07-01-11          7.50                  1,391,347              1,487,425
   11-01-12          5.00                    944,855                968,772
   12-01-12          5.00                  1,690,934              1,734,634
   04-01-13          5.50                 20,777,768             21,479,018
   05-01-13          5.00                 24,929,430             25,560,456
   05-01-13          5.50                  6,491,082              6,754,101
   05-01-13          6.00                  1,486,786              1,556,235
   06-01-13          5.00                  4,153,713              4,258,854
   08-01-13          4.50                 11,449,483             11,565,320
   10-01-13          6.00                  4,447,282              4,655,019
   12-01-13          4.50                 46,600,000(b)          47,004,112
   12-01-13          5.50                  2,021,685              2,093,758
   12-25-13          4.50                 21,428,571             22,047,991
   01-01-14          5.50                  1,243,872              1,288,216
   01-01-14          6.00                    811,368                849,268
   03-01-14          6.00                  1,468,585              1,537,184
   06-01-14          6.50                 15,104,573             15,951,622
   08-01-14          6.50                    941,906                994,484
   05-01-17          7.00                  1,732,628              1,845,727
   06-01-17          6.00                 21,971,852             22,952,503
   06-01-17          6.50                  5,705,679              6,020,284
   06-01-17          7.00                  1,364,019              1,453,057
   07-01-17          6.00                 43,201,315             45,361,038
   08-01-17          5.50                 29,405,464             30,431,912
   08-01-17          6.00                 19,225,956             20,123,204
   08-01-17          7.00                  2,352,742              2,506,321
   09-01-17          6.00                    633,584                661,862
   11-01-17          5.50                 28,907,641             29,878,569
   11-01-17          6.00                  2,432,243              2,567,630
   01-01-18          5.50                  2,588,674              2,678,381
   02-01-18          5.50                 18,417,850             19,027,183
   03-01-18          5.50                  2,086,779              2,150,966
   04-01-18          5.50                 15,810,862             16,297,187
   05-01-18          5.50                  5,313,755              5,480,873
   06-01-18          5.50                  1,122,719              1,157,252
   08-25-18          4.50                 14,521,523             14,548,687
   11-01-21          8.00                    432,377                472,391
   03-01-23          9.00                    261,158                290,855
   11-01-23          6.00                  2,893,366              2,989,565
   11-25-23          4.50                 14,800,000             14,763,456
   06-01-24          9.00                    990,709              1,102,449
   02-01-26          6.00                    148,670                153,334
   02-01-26          8.00                    362,267                394,292
   05-01-26          7.50                  1,967,582              2,109,322
   12-01-28          7.00                  4,510,349              4,770,599
   04-01-31          6.50                  7,777,027              8,163,807
   09-01-31          7.50                  4,511,933              4,823,709
   11-01-31          6.50                  3,365,775              3,509,908
   09-01-32          6.00                  8,261,511              8,495,155
   09-01-32          6.50                  3,758,910              3,919,732
   09-01-32          7.00                  1,762,822              1,861,166
   10-01-32          7.00                  3,070,050              3,241,323
   11-01-32          7.00                  2,418,924              2,553,871
   01-01-33          4.87                  4,621,696              4,727,666
   01-01-33          7.00                    948,429              1,001,340
   02-01-33          4.75                  8,752,411(g)           8,933,500
   02-01-33          4.87                 24,695,650             25,189,208
   03-01-33          4.93                  8,185,117(g)           8,411,830
   04-01-33          4.38                 17,269,607(g)          17,421,925
   04-01-33          4.59                 12,575,198             12,818,199
   04-01-33          4.87                 14,348,616(g)          14,743,325
   05-01-33          4.60                  9,920,600(g)          10,112,304
   06-01-33          3.75                  4,890,993(g)           4,894,218
   07-01-33          4.43                  6,275,743(g)           6,382,880
   07-01-33          4.46                 14,635,541             14,682,898
   07-01-33          4.97                  7,631,179(g)           7,785,750
   08-01-33          3.08                  1,891,604(g)           1,866,812
   08-01-33          3.63                  4,908,471(g)           4,856,957
   08-01-33          4.12                  4,121,746(g)           4,082,346
   09-01-33          4.20                  4,191,818(g)           4,159,708
  Collateralized Mtge Obligation
   03-25-13          4.50                  8,690,330              8,824,960
   10-25-13          5.00                 24,793,451             25,648,282
   07-25-16          4.00                 11,000,000             10,884,176
   08-30-18          4.00                 22,832,247             22,855,438
   08-25-22          5.00                 44,000,000             45,525,260
   07-25-23          5.50                 21,000,000             22,042,896
   01-25-29          2.91                 13,202,000             13,045,226
   06-25-33          5.35                  8,522,896(g)           8,718,543
   05-25-42          5.30                 11,500,000             11,934,901
   07-25-42          5.50                 31,500,000             32,440,697
   08-25-42          4.70                 16,000,000             16,235,011
   09-25-42          5.00                 17,857,544             18,268,580
   10-25-42          7.50                  7,773,108              8,458,113

See accompanying notes to investments in securities.

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8 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Issuer            Coupon                   Principal               Value(a)
                   rate                     amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
  Interest Only
   05-25-12        116.36%                $4,813,140(i)             $78,468
   12-25-12         25.80                 14,700,000(i)           1,114,445
   11-25-13          7.14                 10,950,000(i)           1,567,518
   08-01-18          9.01                     14,150(i)               2,873
   01-15-20          9.36                    580,152(i)             145,379
   07-25-22         14.16                  1,976,093(i)             389,515
  Interest Only/Inverse Floater
   02-25-32          6.68                 13,432,029(i,j)         1,300,985
  Principal Only
   06-25-21          3.13                     87,298(h)              79,049
Govt Natl Mtge Assn
   08-15-13          6.00                  2,199,828              2,312,308
   09-15-14          6.00                 14,668,093             15,418,688
   10-16-17          2.21                 14,510,400             14,031,536
   08-20-19         11.00                     33,604                 37,947
   09-16-21          3.23                 14,000,000(b)          13,930,000
   03-15-33          7.00                  6,440,609              6,851,124
   06-15-33          7.00                  6,125,733              6,529,409
  Collateralized Mtge Obligation
   11-20-13          5.50                  8,428,563              8,647,335
   10-16-20          2.93                 14,728,940             14,562,377
   06-16-21          2.75                 14,412,874             14,265,864
  Interest Only
   03-20-29          5.60                  6,900,000(i)             976,595
Total                                                         1,464,607,161

Banks and savings & loans (0.5%)
Washington Mutual
  Series 2002-AR15 Cl A5
   12-25-32          4.38                 14,905,000             14,984,274

Financial services (2.8%)
Centex Home Equity
  Series 2001-A Cl A4
   07-25-29          6.47                 10,000,000             10,447,762
First Franklin Mtge Loan
  Series 2002-FF4 Cl 2A2
   02-25-33          2.80                 11,600,000(k)          11,762,205
LB-UBS Commercial Mtge Trust
  Series 2003-C3 Cl A1
   05-15-27          2.60                  8,566,615              8,401,548
  Series 2002 C2 Cl A2
   06-15-26          4.90                  9,600,000             10,044,217
Residential Asset Securities
  Series 2002-KS1 Cl AI4
   11-25-29          5.86                 23,400,000             24,140,142
  Series 2003-QS17
   09-25-33          5.50                  7,778,343              7,927,441
  Series 2003-KS9 Cl A13
   01-25-29          3.25                  9,000,000              8,983,125
Total                                                            81,706,440

Insurance (0.3%)
Conseco Finance
  Series 2000-D Cl A4
   12-15-25          8.17                  8,561,140              8,846,789

Leisure time & entertainment (0.3%)
KSL Resorts
  Series 2003-1A Cl A
   05-15-13          1.71                  7,400,000(d)           7,399,822

Total bonds
(Cost: $2,905,902,764)                                       $2,902,808,436

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Short-term securities (11.2%)(m)
Issuer          Annualized                  Amount                 Value(a)
               yield on date              payable at
                of purchase                maturity

U.S. government agencies (7.8%)
Federal Home Loan Bank Disc Nt
   01-02-04          1.08%               $50,000,000            $49,952,179
Federal Home Loan Mtge Corp Disc Nts
   12-05-03          1.06                  4,900,000              4,899,035
   01-08-04          1.08                  8,400,000              8,390,379
   01-15-04          1.05                  2,200,000              2,197,050
   02-04-04          1.06                 11,000,000             10,979,144
Federal Natl Mtge Assn Disc Nts
   12-03-03          1.07                 20,900,000             20,897,158
   12-24-03          1.00                 17,100,000             17,087,909
   12-24-03          1.03                  9,100,000              9,093,566
   01-28-04          1.07                 50,000,000             49,916,200
   02-04-04          1.07                 25,000,000             24,952,600
   02-04-04          1.08                 25,000,000             24,952,600
Total                                                           223,317,820

Commercial paper (3.4%)
CRC Funding LLC
   12-16-03          1.05                 15,000,000(e)          14,992,125
Greyhawk Funding
   12-09-03          1.04                 30,000,000(e)          29,990,467
Lehman Brothers Holdings
   12-01-03          1.05                 12,900,000             12,898,871
Morgan Stanley
   12-16-03          1.04                 20,000,000             19,989,600
Park Avenue Receivables
   12-01-03          1.05                 21,000,000(e)          20,998,164
Total                                                            98,869,227

Total short-term securities
(Cost: $322,175,412)                                           $322,187,047

Total investments in securities
(Cost: $3,228,078,176)(n)                                    $3,224,995,483

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Nov. 30, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $61,316,375.

(c) Security is partially or fully on loan. See Note 5 to the financial statements.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2003.

(h) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Nov. 30, 2003.

--------------------------------------------------------------------------------
10 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

(i) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Nov. 30, 2003.

(j) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on Nov. 30, 2003.

(k) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2003.

(l) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

     Type of security                                         Notional amount

     Purchase contracts
     Eurodollar, Sept 2004, 90-day                               $  3,000,000
     Eurodollar, Dec. 2004, 90-day                                 81,250,000
     Eurodollar, March 2005, 90-day                                81,250,000
     Eurodollar, June 2005, 90-day                                 81,250,000
     Eurodollar, Sept 2005, 90-day                                 84,500,000
     Eurodollar, Dec. 2005, 90-day                                 67,500,000
     Eurodollar, March 2006, 90-day                                 6,250,000
     Eurodollar, June 2006, 90-day                                  6,250,000
     U.S. Treasury Bonds, March 2004, 30-year                      36,900,000
     U.S. Treasury Notes, March 2004, 2-year                      279,200,000

     Sale contracts
     U.S. Treasury Notes, Dec. 2003, 5-year                       412,700,000
     U.S. Treasury Notes, Dec. 2003, 10-year                       44,700,000
     U.S. Treasury Notes, March 2004, 5-year                       35,800,000
     U.S. Treasury Notes, March 2004, 10-year                      19,200,000

(m) At Nov. 30, 2003, cash or short-term securities were designated to cover open call options written as follows (see Note 6 to the financial statements):

     Issuer                                      Notional    Exercise   Expiration   Value(a)
                                                  amount       price       date
     U.S. Treasury Notes March 2004, 10 year    $37,500,000    $112      Feb. 2004   $515,625

(n) At Nov. 30, 2003, the cost of securities for federal income tax purposes was approximately $3,228,078,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 15,450,000
     Unrealized depreciation                                      (18,533,000)
                                                                  -----------
     Net unrealized depreciation                                 $ (3,083,000)
                                                                 ------------

--------------------------------------------------------------------------------
11 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Government Income Portfolio

Nov. 30, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $3,228,078,176)                                                $3,224,995,483
Accrued interest receivable                                                            16,316,036
Receivable for investment securities sold                                               2,553,874
U.S. government securities held as collateral (Note 5)                                152,210,495
                                                                                      -----------
Total assets                                                                        3,396,075,888
                                                                                    -------------
Liabilities
Disbursements in excess of cash on demand deposit                                       1,670,135
Payable for investment securities purchased                                            76,852,343
Payable upon return of securities loaned (Note 5)                                     439,939,495
Accrued investment management services fee                                                 78,483
Other accrued expenses                                                                     71,044
Options contracts written, at value (premiums received $763,736) (Note 6)                 515,625
                                                                                          -------
Total liabilities                                                                     519,127,125
                                                                                      -----------
Net assets                                                                         $2,876,948,763
                                                                                   ==============
*Including securities on loan, at value (Note 5)                                   $  428,275,456
                                                                                   --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Statement of operations
Government Income Portfolio

Six months ended Nov. 30, 2003 (Unaudited)
Investment income
Income:
Interest                                                                             $ 49,210,423
Fee income from securities lending (Note 5)                                               569,005
                                                                                          -------
Total income                                                                           49,779,428
                                                                                       ----------
Expenses (Note 2):
Investment management services fee                                                      7,890,111
Compensation of board members                                                               9,250
Custodian fees                                                                            148,649
Audit fees                                                                                 18,563
Other                                                                                      42,227
                                                                                           ------
Total expenses                                                                          8,108,800
                                                                                        ---------
Investment income (loss) -- net                                                        41,670,628
                                                                                       ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                      (4,334,174)
   Futures contracts                                                                    9,002,127
   Options contracts written (Note 6)                                                     174,382
                                                                                          -------
Net realized gain (loss) on investments                                                 4,842,335
Net change in unrealized appreciation (depreciation) on investments                   (55,725,921)
                                                                                      -----------
Net gain (loss) on investments                                                        (50,883,586)
                                                                                      -----------
Net increase (decrease) in net assets resulting from operations                      $ (9,212,958)
                                                                                     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Statements of changes in net assets
Government Income Portfolio

                                                                             Nov. 30, 2003   May 31, 2003
                                                                           Six months ended   Year ended
                                                                              (Unaudited)
Operations
Investment income (loss) -- net                                          $   41,670,628    $  108,160,481
Net realized gain (loss) on investments                                       4,842,335        44,169,376
Net change in unrealized appreciation (depreciation) on investments         (55,725,921)        9,722,424
                                                                            -----------         ---------
Net increase (decrease) in net assets resulting from operations              (9,212,958)      162,052,281
                                                                             ----------       -----------
Proceeds from contributions                                                   3,052,822     1,115,892,070
Fair value of withdrawals                                                  (645,323,807)     (257,074,099)
                                                                           ------------      ------------
Net contributions (withdrawals) from partners                              (642,270,985)      858,817,971
                                                                           ------------       -----------
Total increase (decrease) in net assets                                    (651,483,943)    1,020,870,252
Net assets at beginning of period                                         3,528,432,706     2,507,562,454
                                                                          -------------     -------------
Net assets at end of period                                              $2,876,948,763    $3,528,432,706
                                                                         ==============    ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Notes to Financial Statements

Government Income Portfolio

(Unaudited as to Nov. 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Government Income Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio seeks to provide a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and sell put and call options and write put and call options. This may include purchasing mortgage-backed security (MBS) put spread options and writing covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

--------------------------------------------------------------------------------
15 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Short sales

The Portfolio may engage in short sales. In these transactions, the Portfolio sells a security that it does not own. The Portfolio is obligated to replace the security that was short by purchasing it at the market price at the time of replacement or entering into an offsetting transaction with the broker. The price at such time may be more or less than the price at which the Portfolio sold the security.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Nov. 30, 2003, the Portfolio has entered into outstanding when-issued securities of $61,316,375.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll-over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

--------------------------------------------------------------------------------
16 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,453,323,061 and $3,008,285,236, respectively, for the six months ended Nov. 30, 2003. Realized gains and losses are determined on an identified cost basis.

4. INTEREST RATE FUTURES CONTRACTS

As of Nov. 30, 2003, investments in securities included securities valued at $11,188,170 that were pledged as collateral to cover initial margin deposits on 3,410 open purchase contracts and 5,142 open sale contracts. The notional market value of the open purchase contracts as of Nov. 30, 2003 was $734,370,858 with a net unrealized loss of $1,139,046. The notional market value of the open sale contracts as of Nov. 30, 2003 was $571,856,188 with a net unrealized loss of $8,730,857. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------
17 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

As of Nov. 30, 2003, securities valued at $428,275,456 were on loan to brokers. For collateral, the Portfolio received $287,729,000 in cash and U.S. government securities valued at $152,210,495. Income from securities lending amounted to $569,005 for the six months ended Nov. 30, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                      Six months ended Nov. 30, 2003
                                       Puts                    Calls
                               Contracts   Premiums    Contracts    Premiums
Balance May 31, 2003              --   $        --         --    $        --
Opened                         3,127     2,447,175      5,897      4,922,065
Closed                        (2,138)   (1,927,050)    (5,522)    (4,158,329)
Exercised                       (188)      (66,811)        --             --
Expired                         (801)     (453,314)        --             --
                              ------    ----------     ------     ----------
Balance Nov. 30, 2003             --   $        --        375    $   763,736
                              ------    ----------     ------     ----------

See "Summary of significant accounting policies."

7. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended May 31,                                           2003(e)       2003     2002     2001     2000
Ratio of expenses to average daily net assets(a)                      .51%(c)       .50%     .52%     .54%     .51%
Ratio of net investment income (loss) to average daily net assets    2.60%(c)      3.35%    4.43%    6.13%    6.11%
Portfolio turnover rate (excluding short-term securities)              77%          218%     267%     366%     674%
Total return(b)                                                      (.27%)(d)     5.48%    6.27%   10.56%     .50%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

(c)  Adjusted to an annual basis.

(d)  Not annualized.

(e)  Six months ended Nov. 30, 2003 (Unaudited).

--------------------------------------------------------------------------------
18 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Short Duration U.S. Government Fund

Nov. 30, 2003 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                $2,876,827,782
Capital shares receivable                                                                            1,341,659
                                                                                                     ---------
Total assets                                                                                     2,878,169,441
                                                                                                 -------------
Liabilities
Dividends payable to shareholders                                                                    1,077,488
Capital shares payable                                                                               1,116,136
Accrued distribution fee                                                                                90,154
Accrued service fee                                                                                        851
Accrued transfer agency fee                                                                             18,785
Accrued administrative services fee                                                                      7,145
Other accrued expenses                                                                                 514,994
                                                                                                       -------
Total liabilities                                                                                    2,825,553
                                                                                                     ---------
Net assets applicable to outstanding capital stock                                              $2,875,343,888
                                                                                                ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                        $    5,906,164
Additional paid-in capital                                                                       3,047,790,610
Undistributed net investment income                                                                    927,312
Accumulated net realized gain (loss) (Note 5)                                                     (166,576,229)
Unrealized appreciation (depreciation) on investments                                              (12,703,969)
                                                                                                   -----------
Total -- representing net assets applicable to outstanding capital stock                        $2,875,343,888
                                                                                                ==============
Net assets applicable to outstanding shares:                Class A                             $1,441,138,756
                                                            Class B                             $1,230,583,354
                                                            Class C                             $   48,807,443
                                                            Class Y                             $  154,814,335
Net asset value per share of outstanding capital stock:     Class A shares     296,048,950      $         4.87
                                                            Class B shares     252,744,178      $         4.87
                                                            Class C shares      10,025,869      $         4.87
                                                            Class Y shares      31,797,450      $         4.87
                                                                                ----------      --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Statement of operations
AXP Short Duration U.S. Government Fund

Six months ended Nov. 30, 2003 (Unaudited)
Investment income
Income:
Interest                                                                                          $ 49,207,372
Fee income from securities lending                                                                     568,981
                                                                                                       -------
Total income                                                                                        49,776,353
                                                                                                    ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                    8,108,495
Distribution fee
   Class A                                                                                           2,004,269
   Class B                                                                                           6,921,087
   Class C                                                                                             271,281
Transfer agency fee                                                                                  2,076,813
Incremental transfer agency fee
   Class A                                                                                              96,508
   Class B                                                                                             130,967
   Class C                                                                                               7,017
Service fee -- Class Y                                                                                  82,326
Administrative services fees and expenses                                                              724,106
Compensation of board members                                                                            6,508
Printing and postage                                                                                   311,838
Registration fees                                                                                       27,884
Audit fees                                                                                               6,188
Other                                                                                                   21,631
                                                                                                        ------
Total expenses                                                                                      20,796,918
   Earnings credits on cash balances (Note 2)                                                          (27,483)
                                                                                                       -------
Total net expenses                                                                                  20,769,435
                                                                                                    ----------
Investment income (loss) -- net                                                                     29,006,918
                                                                                                    ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                            (4,334,417)
   Futures contracts                                                                                 9,002,127
   Options contracts written                                                                           174,382
                                                                                                       -------
Net realized gain (loss) on investments                                                              4,842,092
Net change in unrealized appreciation (depreciation) on investments                                (55,723,812)
                                                                                                   -----------
Net gain (loss) on investments                                                                     (50,881,720)
                                                                                                   -----------
Net increase (decrease) in net assets resulting from operations                                   $(21,874,802)
                                                                                                  ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Short Duration U.S. Government Fund
                                                                            Nov. 30, 2003    May 31, 2003
                                                                          Six months ended    Year ended
                                                                             (Unaudited)
Operations and distributions
Investment income (loss) -- net                                          $   29,006,918    $   82,662,013
Net realized gain (loss) on investments                                       4,842,092        44,167,207
Net change in unrealized appreciation (depreciation) on investments         (55,723,812)        9,722,377
                                                                            -----------         ---------
Net increase (decrease) in net assets resulting from operations             (21,874,802)      136,551,597
                                                                            -----------       -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                (16,553,146)      (45,444,253)
     Class B                                                                 (9,021,599)      (30,935,951)
     Class C                                                                   (353,047)         (946,842)
     Class Y                                                                 (1,837,390)       (5,490,847)
                                                                             ----------        ----------
Total distributions                                                         (27,765,182)      (82,817,893)
                                                                            -----------       -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                  278,988,025     1,178,062,138
   Class B shares                                                           136,818,687       998,456,600
   Class C shares                                                            11,110,042        46,085,175
   Class Y shares                                                            34,575,655        92,327,556
Reinvestment of distributions at net asset value
   Class A shares                                                            15,028,138        40,761,864
   Class B shares                                                             8,492,565        29,157,324
   Class C shares                                                               318,646           844,242
   Class Y shares                                                             1,503,709         4,979,945
Payments for redemptions
   Class A shares                                                          (555,517,354)     (701,715,252)
   Class B shares (Note 2)                                                 (471,267,850)     (577,985,093)
   Class C shares (Note 2)                                                  (19,880,892)      (18,398,418)
   Class Y shares                                                           (42,445,259)     (125,038,635)
                                                                            -----------      ------------
Increase (decrease) in net assets from capital share transactions          (602,275,888)      967,537,446
                                                                           ------------       -----------
Total increase (decrease) in net assets                                    (651,915,872)    1,021,271,150
Net assets at beginning of period                                         3,527,259,760     2,505,988,610
                                                                          -------------     -------------
Net assets at end of period                                              $2,875,343,888    $3,527,259,760
                                                                         ==============    ==============
Undistributed (excess of distributions over) net investment income       $      927,312    $     (314,424)
                                                                         --------------    --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Short Duration U.S. Government Fund

(Unaudited as to Nov. 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Government Income Series, Inc and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Government Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Government Income Portfolio

The Fund invests all of its assets in Government Income Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in U.S. government and government agency securities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Nov. 30, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
22 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $20.50

o   Class B $21.50

o   Class C $21.00

o   Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
23 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $3,569,350 for Class A, $1,314,864 for Class B and $21,565 for Class C for the six months ended Nov. 30, 2003.

During the six months ended Nov. 30, 2003, the Fund's transfer agency fees were reduced by $27,483 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                        Six months ended Nov. 30, 2003
                                             Class A       Class B         Class C        Class Y
Sold                                      56,829,711    27,896,942       2,265,686      7,047,843
Issued for reinvested distributions        3,069,704     1,734,651          65,096        307,177
Redeemed                                (113,405,925)  (96,104,234)     (4,061,663)    (8,674,099)
                                        ------------   -----------      ----------     ----------
Net increase (decrease)                  (53,506,510)  (66,472,641)     (1,730,881)    (1,319,079)
                                         -----------   -----------      ----------     ----------

                                                            Year ended May 31, 2003
                                             Class A       Class B         Class C        Class Y
Sold                                     239,714,272   203,191,315       9,371,202     18,774,998
Issued for reinvested distributions        8,291,730     5,931,794         171,739      1,013,609
Redeemed                                (142,692,553) (117,558,389)     (3,737,168)   (25,473,839)
                                        ------------  ------------      ----------    -----------
Net increase (decrease)                  105,313,449    91,564,720       5,805,773     (5,685,232)
                                         -----------    ----------       ---------     ----------

--------------------------------------------------------------------------------
24 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $156,987,506 as of May 31, 2003 that will expire in 2007 through 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(g)     2003    2002     2001     2000
Net asset value, beginning of period                                       $4.94      $4.85   $4.78    $4.59    $4.94
Income from investment operations:
Net investment income (loss)                                                 .05        .15     .19      .27      .27
Net gains (losses) (both realized and unrealized)                           (.07)       .09     .08      .19     (.27)
Total from investment operations                                            (.02)       .24     .27      .46       --
Less distributions:
Dividends from net investment income                                        (.05)      (.15)   (.20)    (.27)    (.28)
Distributions from realized gains                                             --         --      --       --     (.07)
Total distributions                                                         (.05)      (.15)   (.20)    (.27)    (.35)
Net asset value, end of period                                             $4.87      $4.94   $4.85    $4.78    $4.59

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1,441     $1,728  $1,185   $1,047   $1,139
Ratio of expenses to average daily net assets(c)                            .97%(d)    .95%    .95%     .98%     .92%
Ratio of net investment income (loss) to average daily net assets          2.14%(d)   2.90%   4.01%    5.72%    5.71%
Portfolio turnover rate (excluding short-term securities)                    77%       218%    267%     366%     674%
Total return(e)                                                            (.39%)(f)  4.90%   5.77%   10.19%    (.01%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                 2003(g)    2003    2002     2001     2000
Net asset value, beginning of period                                       $4.94      $4.85   $4.78    $4.59    $4.94
Income from investment operations:
Net investment income (loss)                                                 .03        .11     .16      .24      .24
Net gains (losses) (both realized and unrealized)                           (.07)       .09     .08      .18     (.28)
Total from investment operations                                            (.04)       .20     .24      .42     (.04)
Less distributions:
Dividends from net investment income                                        (.03)      (.11)   (.17)    (.23)    (.24)
Distributions from realized gains                                             --         --      --       --     (.07)
Total distributions                                                         (.03)      (.11)   (.17)    (.23)    (.31)
Net asset value, end of period                                             $4.87      $4.94   $4.85    $4.78    $4.59

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1,231     $1,578  $1,104     $912     $981
Ratio of expenses to average daily net assets(c)                           1.72%(d)   1.71%   1.71%    1.73%    1.68%
Ratio of net investment income (loss) to average daily net assets          1.38%(d)   2.15%   3.25%    4.96%    4.95%
Portfolio turnover rate (excluding short-term securities)                    77%       218%    267%     366%     674%
Total return(e)                                                            (.77%)(f)  4.11%   4.98%    9.36%    (.77%)

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(g)     2003    2002     2001(b)
Net asset value, beginning of period                                       $4.94       $4.85  $4.78    $4.63
Income from investment operations:
Net investment income (loss)                                                 .03        .11     .16      .22
Net gains (losses) (both realized and unrealized)                           (.07)       .09     .08      .14
Total from investment operations                                            (.04)       .20     .24      .36
Less distributions:
Dividends from net investment income                                        (.03)      (.11)   (.17)    (.21)
Net asset value, end of period                                             $4.87      $4.94   $4.85    $4.78

Ratios/supplemental data
Net assets, end of period (in millions)                                      $49        $58     $29       $7
Ratio of expenses to average daily net assets(c)                           1.73%(d)   1.72%   1.72%    1.73%(d)
Ratio of net investment income (loss) to average daily net assets          1.38%(d)   2.10%   3.09%    4.93%(d)
Portfolio turnover rate (excluding short-term securities)                    77%       218%    267%     366%
Total return(e)                                                            (.77%)(f)  4.11%   4.98%    8.08%(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                 2003(g)    2003    2002     2001     2000
Net asset value, beginning of period                                       $4.94      $4.85   $4.78    $4.59    $4.94
Income from investment operations:
Net investment income (loss)                                                 .05        .15     .20      .28      .28
Net gains (losses) (both realized and unrealized)                           (.07)       .09     .08      .19     (.28)
Total from investment operations                                            (.02)       .24     .28      .47       --
Less distributions:
Dividends from net investment income                                        (.05)      (.15)   (.21)    (.28)    (.28)
Distributions from realized gains                                             --         --      --       --     (.07)
Total distributions                                                         (.05)      (.15)   (.21)    (.28)    (.35)
Net asset value, end of period                                             $4.87      $4.94   $4.85    $4.78    $4.59

Ratios/supplemental data
Net assets, end of period (in millions)                                     $155       $164    $188     $161     $175
Ratio of expenses to average daily net assets(c)                            .81%(d)    .79%    .79%     .82%     .78%
Ratio of net investment income (loss) to average daily net assets          2.31%(d)   3.12%   4.17%    5.89%    5.92%
Portfolio turnover rate (excluding short-term securities)                    77%       218%    267%     366%     674%
Total return(e)                                                            (.31%)(f)  5.07%   5.93%   10.36%     .15%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Nov. 30, 2003 (Unaudited).

--------------------------------------------------------------------------------
27 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
28 -- AXP SHORT DURATION U.S. GOVERNMENT FUND -- 2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
  EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  U.S. Government
        Mortgage
          Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Nov. 30, 2003

AXP U.S. Government Mortgage Fund seeks to provide shareholders with current income as its primary goal and, as its secondary goal, preservation of capital.

--------------------------------------------------------------------------------
(logo)                                                               (logo)
American                                                            AMERICAN
  Express(R)                                                         EXPRESS(R)
 Funds
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

Investments in Securities                   8

Financial Statements                       12

Notes to Financial Statements              15

Proxy Voting                               23

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
        AS OF NOV. 30, 2003

PORTFOLIO MANAGER

Portfolio manager                                          Scott Kirby*
Since                                                              2/02
Years in industry                                                    24

* The Fund is managed by a team of portfolio managers led by Scott Kirby.

FUND OBJECTIVE

The Fund seeks to provide shareholders with current income as its primary goal and, as its secondary goal, preservation of capital.

Inception dates
A: 2/14/02      B: 2/14/02      C: 2/14/02      Y: 2/14/02

Ticker symbols
A: AUGAX        B: AUGBX        C: AUGCX        Y: --

Total net assets                                         $390.5 million

Number of holdings                                                  147

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      DURATION
SHORT    INT    LONG
          X           HIGH
                      MEDIUM   QUALITY
                      LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Mortgage-backed securities 92.3%
Short-term securities 5.9%
U.S. government obligation & agency 1.2%
Financials 0.6%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                                                          100%

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

Individual securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payments of principal and interest. The Fund's yield and share price are not guaranteed, and may vary with market conditions.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Scott Kirby discusses the Fund's positioning and results for the six months ended Nov. 30, 2003.

Q: How did the AXP U.S. Government Mortgage Fund perform for the first half of the current fiscal year?

A: AXP U.S. Government Mortgage Fund's Class A shares (excluding sales charge) rose 0.40% for the six month period ended Nov. 30, 2003. Its benchmark, the Lehman Brothers Mortgage-Backed Securities Index, and its peer group, as represented by the Lipper U.S. Mortgage Funds Index both rose 0.53%.

Q:   What factors most affected Fund performance during the period?

A: During the first four months of the period we saw significant and severe volatility, therefore mortgage-backed securities struggled during this time. In the latter part of the period we have seen the fixed income market settle into a trading range environment where mortgage-backed securities have done well.

     The fixed income market rallied in June fueled by the belief that interest rates would remain low until the economy showed sustained signs of a recovery. Then, on June 25, 2003, the Federal Reserve Board moderated their stance on deflation and cut the targeted federal funds rate by only 0.25% (one-quarter of a percentage point) to 1.00%, to "add further support for an economy which it

(bar graph)
                       PERFORMANCE COMPARISON
            For the six-month period ended Nov. 30, 2003
1.00%

0.75%
                            (bar 2)         (bar 2)
0.50%     (bar 1)           +0.53%          +0.53%
          +0.40%
0.25%

0.00%

(bar 1) AXP U.S. Government Mortgage Fund Class A (excluding sales charge) (bar 2) Lehman Brothers Mortgage-Backed Securities Index(1) (unmanaged) (bar 3) Lipper U.S. Mortgage Funds Index(2)

(1) The Lehman Brothers Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association
     (FNMA).

(2) The Lipper U.S. Mortgage Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> In the latter part of the period we have seen the fixed income market settle into a trading range environment where mortgage-backed securities have done well.(end callout quote)

expects to improve over time." The Federal Reserve Board's conservative move led to a market sell-off, and U.S. Treasury yields rose dramatically by July. July was also the worst month for mortgage securities in history based on duration-adjusted excess returns over U.S. Treasuries. Compounding matters was news of a stabilizing U.S. economy. After peaking in mid-August, U.S. Treasury yields declined somewhat by the end of the period.

AVERAGE ANNUAL TOTAL RETURNS

                            Class A             Class B                      Class C                   Class Y
(Inception dates)          (2/14/02)           (2/14/02)                    (2/14/02)                 (2/14/02)
                        NAV(1)   POP(2)   NAV(1)    After CDSC(3)     NAV(1)    After CDSC(4)   NAV(5)      POP(5)
as of Nov. 30, 2003
6 month*                +0.40%   -4.37%   -0.17%       -5.11%         -0.17%       -1.16%       +0.50%      +0.50%
1 year                  +3.23%   -1.68%   +2.45%       -1.55%         +2.45%       +2.45%       +3.41%      +3.41%
Since inception         +5.05%   +2.24%   +4.29%       +2.11%         +4.27%       +4.27%       +5.23%      +5.23%

as of Dec. 31, 2003
6 months*               +1.11%   -3.70%   +0.72%       -4.20%         +0.72%       -0.26%       +1.21%      +1.21%
1 year                  +3.04%   -1.86%   +2.25%       -1.70%         +2.25%       +2.25%       +3.22%      +3.22%
Since inception         +5.36%   +2.66%   +4.59%       +2.52%         +4.57%       +4.57%       +5.54%      +5.54%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     Mortgage securities also gained back a portion of their underperformance. During September we saw a significant sell-off, but the market began to see an end to high volatility in October and November.

     In June, as mortgage securities began to underperform, we adjusted duration to a neutral position, maintaining that strategy through July. By the end of August, the Fund was slightly shorter in duration than its benchmark and is currently positioned in this fashion because we believe that will benefit the Fund during the economic recovery.

Q:   What changes have you made to  the Fund?

A: We repositioned the Fund by adding 30-year mortgages and selling securities with 15-year maturities. We felt there was better value in 30-year mortgages in anticipation of a flattening yield curve. The Fund continued to focus on high-quality agency mortgages such as Ginnie Mae, Freddie Mac and Fannie Mae, with a focus on those offering call protection from early repayment. However, the Fund has a lower-than-index position in Ginnie Mae securities because these securities tend to underperform in an economic recovery.

     We also integrated two strategies within the Fund to add relative value. One is what we call a "specified pool" strategy. We focused on pools of mortgages that historically have had lower-than-average prepayment risks, such as low-balance mortgages, mortgages in states with less refinancing activity, newer mortgages that would likely not be seeking to refinance too quickly and servicing organizations that have historically been less aggressive in getting customers to refinance. We believe many of the pools we purchased will add value during a period of rising interest rates and declining refinancing.

     The other driving force of the Fund's performance was what we call our "dollar roll" strategy. This strategy involved selling a pool of mortgage-backed securities that would have delivered in the current month and simultaneously agreeing to purchase a similar pool of securities at a future date. The dealer, in effect, offers a discount, providing an incentive to buy the bonds forward. This strategy added to the Fund's return during the period without notably increasing its risk profile. However, we have recently removed several of these positions to shift the Fund's stance to more conservative mortgage products.

     We continued to emphasize those securities issued by government mortgage agencies, including Ginnie Mae, Fannie Mae and Freddie Mac. Remaining assets were invested in bonds and notes issued

--------------------------------------------------------------------------------
6   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     by the U.S. Treasury. Our focus was on generating a competitive level of current income while maintaining an extremely high level of credit quality.

Q:   How do you intend to manage the Fund in the coming months?

A: As economic growth accelerates, we expect rates to move higher. We will hold a rather defensive position in mortgage-backed securities as these changes occur because we anticipate a short time period in which mortgages may struggle. However, after we pass that period, we anticipate a very positive environment for mortgages because there will be less call risk in the market. We believe volatility will be reduced as well going forward. We intend to keep the Fund's duration shorter than the benchmark and to seek opportunities to reduce duration further over the coming months. We believe that mortgages continue to offer good relative value and good risk-adjusted returns over longer periods of time. Quality issues and security selection will remain a priority.

--------------------------------------------------------------------------------
7   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP U.S. Government Mortgage Fund

Nov. 30, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (100.1%)
Issuer                Coupon                  Principal          Value(a)
                       rate                    amount

U.S. government obligation & agency (1.3%)
Federal Natl Mtge Assn
   11-17-08             3.88%                $5,000,000        $4,980,900

Mortgage-backed securities (98.1%)(f)
Federal Home Loan Mtge Corp
   01-01-09             7.00                    475,764           506,122
   03-01-10             8.00                    873,109           945,421
   06-01-15             7.50                  2,802,108         2,985,951
   12-01-16             6.50                    737,128           779,929
   02-01-17             6.50                  3,058,661         3,239,343
   04-01-17             7.00                  1,730,921         1,852,839
   10-01-17             8.00                  1,125,402         1,223,479
   01-01-18             5.50                  1,797,511         1,853,606
   02-01-18             5.50                  1,127,185         1,162,361
   05-01-18             5.00                  2,827,352         2,877,396
   08-01-18             5.00                  2,955,161         3,002,301
   10-01-18             5.00                    691,787           700,836
   12-01-18             5.00                  3,000,000(b)      3,037,500
   03-01-22             6.50                  1,368,676         1,431,004
   04-01-22             6.50                  1,548,143         1,627,939
   03-01-30             7.50                    594,667           636,391
   12-01-30             5.50                  2,426,933         2,452,021
   06-01-31             8.00                    950,010         1,023,073
   03-01-32             7.00                    414,045           440,868
   07-01-32             7.00                    820,828           866,094
   08-01-32             6.50                  5,578,240         5,821,934
   09-01-32             6.50                  2,315,287         2,416,433
   04-01-33             6.00                  3,735,102         3,858,839
   06-01-33             5.50                  2,897,124         2,915,198
   07-01-33             6.00                  1,475,022         1,516,490
   09-01-33             4.56                  1,478,584(g)      1,473,853
   12-01-33             5.00                 11,573,000(b)     11,334,308
  Collateralized Mtge Obligation
   07-15-16             4.00                  2,700,000         2,676,259
   09-15-18             4.00                  3,500,000         3,188,348
   10-15-18             5.00                  2,700,000         2,779,627
   11-15-18             5.00                  5,200,000         5,358,338
   02-15-27             5.00                  3,200,000         3,266,343
   02-15-33             5.50                  3,802,067         3,970,689
   02-25-42             6.50                  4,730,118         5,015,405
  Interest Only
   02-15-14            10.21                  1,800,000(e)        183,600
  Interest Only/Inverse Floater
   03-15-32             6.83                  1,465,627(d,e)      133,350
   06-15-18             4.84                  1,470,844(d,e)       97,915
Federal Natl Mtge Assn
   05-01-08             7.75                    585,622           631,997
   10-01-09             8.50                    294,436           312,985
   08-01-10             7.50                  1,133,688         1,212,905
   04-01-11             6.50                    294,386           311,591
   11-01-12             4.79                    325,000           325,467
   08-01-13             4.37                  3,990,548         3,847,629
   10-01-13             5.11                    999,091         1,024,380
   08-01-16             6.50                    425,930           452,231
   11-01-16             7.00                  1,059,974         1,138,077
   02-01-17             7.00                  1,336,067         1,434,714
   03-01-17             6.00                  1,449,440         1,522,552
   03-01-17             6.50                  1,035,011         1,098,881
   03-01-17             7.00                     50,393            53,826
   04-01-17             7.50                    132,243           141,364
   05-01-17             6.00                    512,593           535,472
   06-01-17             6.50                  2,515,484         2,654,185
   07-01-17             6.00                  7,077,985         7,435,501
   07-01-17             7.50                    853,867           912,704
   08-01-17             5.50                  3,628,801         3,755,470
   09-01-17             6.50                  3,150,507         3,345,759
   10-01-17             5.50                    938,125           970,793
   11-01-17             5.50                  3,430,710         3,550,230
   12-01-17             5.50                  2,715,798         2,810,367
   12-01-17             6.00                  3,829,478         4,000,396
   02-01-18             5.50                  3,857,021         3,990,442
   04-01-18             5.50                  4,583,211(h)      4,741,713
   05-01-18             5.00                  2,156,935         2,186,496
   07-01-18             4.50                    454,812           451,645
   08-01-18             4.50                  7,719,668         7,677,011
   10-15-18             4.00                  5,000,000         4,432,100
   12-01-18             5.00                  2,200,000         2,230,152
   12-01-18             5.00                 11,700,000(b)     11,849,878
   09-01-22             6.50                    940,384           982,363

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

Issuer                Coupon                  Principal          Value(a)
                       rate                    amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   11-01-22             6.00%                $1,181,824        $1,218,962
   03-01-23             5.50                  2,193,439         2,244,904
   07-01-23             5.00                  1,178,210         1,173,045
   08-01-23             5.50                  4,463,981         4,528,771
   09-01-23             5.50                  3,910,904         3,967,667
   10-01-23             5.50                  1,955,768         1,984,154
   04-01-25             8.00                  1,508,766         1,668,757
   07-01-28             5.50                  2,343,791         2,372,507
   08-01-28             5.50                  1,379,050         1,395,946
   09-01-28             7.50                  2,014,313         2,159,385
   12-01-28             7.00                  2,014,528         2,151,139
   01-01-29             6.00                  1,798,713         1,851,930
   03-01-29             6.50                  5,067,674         5,355,350
   06-01-29             6.00                  6,208,684         6,427,994
   06-01-29             7.50                  1,832,559         1,955,922
   06-25-30             7.50                    558,203           607,395
   06-01-31             7.00                  4,350,458         4,623,320
   09-01-31             7.00                  3,190,326         3,406,431
   09-01-31             7.50                  3,502,835         3,744,883
   10-01-31             9.50                    257,786           286,357
   11-01-31             6.50                  2,026,979         2,119,098
   01-01-32             6.00                  2,034,153         2,095,993
   01-01-32             6.50                  1,220,809         1,282,151
   03-01-32             7.00                  2,526,030         2,686,770
   04-01-32             6.50                  3,683,039         3,868,079
   04-01-32             7.00                  2,950,972         3,131,697
   05-01-32             6.50                  4,207,410(h)      4,418,912
   05-01-32             6.50                  1,052,719         1,097,758
   05-01-32             7.00                  4,220,945         4,478,013
   06-01-32             6.50                  1,453,321         1,523,403
   07-01-32             6.50                    681,350           710,501
   08-01-32             6.50                  2,126,538         2,230,109
   09-01-32             6.00                  7,007,789         7,204,263
   09-01-32             6.50                  3,519,604         3,670,187
   11-01-32             6.00                  5,132,369         5,300,136
   12-01-32             6.00                  2,510,839         2,580,352
   12-01-32             6.50                  3,595,656         3,749,493
   12-01-32             7.00                    810,159           855,356
   12-01-32             7.50                    974,559         1,039,806
   01-01-33             6.00                  6,259,401         6,432,692
   01-01-33             7.00                  1,779,477         1,892,060
   02-01-33             4.74                  1,750,482(g)      1,786,700
   02-01-33             5.50                  2,932,031         2,955,229
   03-01-33             5.50                  2,900,538         2,925,934
   03-01-33             6.00                  5,847,456(h)      6,023,931
   03-01-33             6.50                    705,250           735,423
   04-01-33             5.50                 18,076,437        18,207,725
   04-01-33             6.00                  6,132,488         6,304,822
   05-01-33             5.50                 11,206,903        11,290,300
   05-01-33             6.00                  2,435,199         2,507,839
   06-01-33             6.00                  2,262,129         2,324,742
   07-01-33             5.50                  8,678,920         8,740,928
   07-01-33             6.00                  1,508,239         1,549,985
   08-01-33             5.50                  1,494,895         1,505,156
   08-01-33             6.00                  4,649,596         4,778,290
   08-30-33             4.82                  2,000,000         2,020,000
   12-01-33             5.50                  4,000,000(b)      4,025,000
  Collateralized Mtge Obligation
   07-25-16             4.00                  2,700,000         2,671,570
   08-25-41             7.50                  2,663,857         2,898,609
   10-25-42             7.50                  2,534,709         2,758,080
  Interest Only
   10-25-09             5.00                  9,357,793(e)        138,926
   12-25-12            25.80                  1,800,000(e)        136,463
Govt Natl Mtge Assn
   04-15-29             6.50                    577,330           607,420
   02-15-30             7.00                    550,840           586,111
   03-15-30             7.00                    633,315           673,866
   12-15-31             6.50                    863,000           907,783
   02-15-32             6.50                  1,046,377         1,100,099
   12-15-32             6.00                    888,078           919,614
   05-15-33             6.00                  1,334,315         1,381,476
   10-15-33             5.50                  4,683,855         4,738,164
Total                                                         383,364,512

Banks and savings & loans (0.4%)
Washington Mutual
  Series 2003-AR10 Cl A6
   10-25-33             4.11                  1,500,000         1,493,734

Financial services (0.3%)
Residential Asset Securities
  Series 2002-KS1 Cl AI4
   11-25-29             5.86                  1,000,000         1,031,630

Total bonds
(Cost: $391,046,447)                                         $390,870,776

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

Short-term securities (6.2%)
Issuer              Annualized                 Amount            Value(a)
                   yield on date             payable at
                    of purchase               maturity

U.S. government agencies (3.8%)
Federal Home Loan Bank Disc Nt
   01-02-04             1.08%               $10,000,000        $9,990,435
Federal Natl Mtge Assn Disc Nt
   01-14-04             1.07                  4,900,000         4,893,673
Total                                                          14,884,108

Commercial paper (2.4%)
Park Avenue Receivables
   12-01-03             1.05%                $5,000,000(c)     $4,999,563
Sigma Finance
   12-01-03             1.05                  4,400,000(c)      4,399,615
Total                                                           9,399,178

Total short-term securities
(Cost: $24,282,584)                                           $24,283,286

Total investments in securities
(Cost: $415,329,031)(i,j)                                    $415,154,062

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Nov. 30, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $30,241,849.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(d) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on Nov. 30, 2003.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of Nov. 30, 2003.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2003.

(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     Type of security                                            Notional amount

     Purchase contracts
     U.S. Treasury Bonds, March 2003, 30-year                     $ 6,000,000
     U.S. Treasury Notes, March 2004, 10-year                       7,000,000

     Sale contracts
     U.S. Treasury Notes, Dec. 2003, 2-year                        26,400,000

--------------------------------------------------------------------------------
10   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

(i) At Nov. 30, 2003, cash or short-term securities were designated to cover open call options written as follows (see Note 6 to the financial statements):

     Issuer                                      Notional    Exercise    Expiration     Value(a)
     amount                                        price       date
     U.S. Treasury Notes March 2004, 10-year    $10,600,000     $112      Feb. 2004     $145,750

(j) At Nov. 30, 2003, the cost of securities for federal income tax purposes was approximately $415,329,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $ 2,716,000
     Unrealized depreciation                                       (2,891,000)
                                                                   ----------
     Net unrealized depreciation                                  $  (175,000)
                                                                  -----------

--------------------------------------------------------------------------------
11   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP U.S. Government Mortgage Fund

Nov. 30, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $415,329,031)                                                                      $415,154,062
Cash in bank on demand deposit                                                                               16,087
Capital shares receivable                                                                                   476,989
Accrued interest receivable                                                                               1,732,915
Receivable for investment securities sold                                                                 4,084,053
                                                                                                          ---------
Total assets                                                                                            421,464,106
                                                                                                        -----------
Liabilities
Dividends payable to shareholders                                                                           177,106
Capital shares payable                                                                                      244,942
Payable for investment securities purchased                                                                 111,718
Payable for securities purchased on a forward-commitment basis (Note 1)                                  30,241,849
Accrued investment management services fee                                                                   11,155
Accrued distribution fee                                                                                     12,741
Accrued transfer agency fee                                                                                   3,427
Accrued administrative services fee                                                                           1,073
Other accrued expenses                                                                                       52,077
Options contracts written, at value (premiums received $218,201) (Note 6)                                   145,750
                                                                                                            -------
Total liabilities                                                                                        31,001,838
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $390,462,268
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    759,552
Additional paid-in capital                                                                              387,759,922
Undistributed net investment income                                                                         242,604
Accumulated net realized gain (loss)                                                                      2,075,958
Unrealized appreciation (depreciation) on investments                                                      (375,768)
                                                                                                           --------
Total -- representing net assets applicable to outstanding capital stock                               $390,462,268
                                                                                                       ============
Net assets applicable to outstanding shares:                  Class A                                  $211,681,732
                                                              Class B                                  $160,342,636
                                                              Class C                                  $ 18,425,098
                                                              Class Y                                  $     12,802
Net asset value per share of outstanding capital stock:       Class A shares        41,185,392         $       5.14
                                                              Class B shares        31,184,547         $       5.14
                                                              Class C shares         3,582,743         $       5.14
                                                              Class Y shares             2,491         $       5.14
                                                                                         -----         ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP U.S. Government Mortgage Fund

Six months ended Nov. 30, 2003 (Unaudited)
Investment income
Income:
Interest                                                                                                $ 8,655,976
                                                                                                        -----------
Expenses (Note 2):
Investment management services fee                                                                        1,136,819
Distribution fee
   Class A                                                                                                  297,307
   Class B                                                                                                  897,894
   Class C                                                                                                   99,006
Transfer agency fee                                                                                         343,005
Incremental transfer agency fee
   Class A                                                                                                   18,606
   Class B                                                                                                   24,356
   Class C                                                                                                    2,793
Service fee -- Class Y                                                                                            6
Administrative services fees and expenses                                                                   114,078
Compensation of board members                                                                                 4,875
Custodian fees                                                                                               42,360
Printing and postage                                                                                         40,639
Registration fees                                                                                            52,397
Audit fees                                                                                                    9,500
Other                                                                                                         1,663
                                                                                                              -----
Total expenses                                                                                            3,085,304
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (180,500)
                                                                                                           --------
                                                                                                          2,904,804
   Earnings credits on cash balances (Note 2)                                                                (2,976)
                                                                                                             ------
Total net expenses                                                                                        2,901,828
                                                                                                          ---------
Investment income (loss) -- net                                                                           5,754,148
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        (1,974,643)
   Futures contracts                                                                                         83,811
   Options contracts written (Note 6)                                                                        95,673
                                                                                                             ------
Net realized gain (loss) on investments                                                                  (1,795,159)
Net change in unrealized appreciation (depreciation) on investments                                      (3,875,636)
                                                                                                         ----------
Net gain (loss) on investments                                                                           (5,670,795)
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $    83,353
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP U.S. Government Mortgage Fund
                                                                                   Nov. 30, 2003        May 31, 2003
                                                                                 Six months ended        Year ended
                                                                                    (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                   $  5,754,148         $  9,686,929
Net realized gain (loss) on investments                                             (1,795,159)           5,763,024
Net change in unrealized appreciation (depreciation) on investments                 (3,875,636)           2,819,705
                                                                                    ----------            ---------
Net increase (decrease) in net assets resulting from operations                         83,353           18,269,658
                                                                                        ------           ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                       (3,283,845)          (6,365,488)
      Class B                                                                       (1,793,644)          (3,718,149)
      Class C                                                                         (197,974)            (383,803)
      Class Y                                                                             (182)                (475)
   Net realized gain
      Class A                                                                               --             (878,837)
      Class B                                                                               --             (703,993)
      Class C                                                                               --              (67,316)
      Class Y                                                                               --                  (57)
                                                                                    ----------          -----------
Total distributions                                                                 (5,275,645)         (12,118,118)
                                                                                    ----------          -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                          51,807,908          277,134,067
   Class B shares                                                                   27,793,520          210,911,273
   Class C shares                                                                    3,887,364           19,636,847
   Class Y shares                                                                          500                  502
Reinvestment of distributions at net asset value
   Class A shares                                                                    3,101,754            6,382,377
   Class B shares                                                                    1,717,336            4,108,191
   Class C shares                                                                      183,209              404,490
   Class Y shares                                                                           31                   85
Payments for redemptions
   Class A shares                                                                  (91,503,473)         (93,565,033)
   Class B shares (Note 2)                                                         (66,981,644)         (45,757,524)
   Class C shares (Note 2)                                                          (6,941,011)          (3,415,045)
   Class Y shares                                                                           --                 (132)
                                                                                    ----------          -----------
Increase (decrease) in net assets from capital share transactions                  (76,934,506)         375,840,098
                                                                                   -----------          -----------
Total increase (decrease) in net assets                                            (82,126,798)         381,991,638
Net assets at beginning of period                                                  472,589,066           90,597,428
                                                                                   -----------           ----------
Net assets at end of period                                                       $390,462,268         $472,589,066
                                                                                  ============         ============
Undistributed (excess of distributions over) net investment income                $    242,604         $   (235,899)
                                                                                  ------------         ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP U.S. Government Mortgage Fund

(Unaudited as to Nov. 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Government Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Government Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in debt obligations guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Although the Fund may invest in any U.S. government securities, it is anticipated that U.S. government securities representing part ownership in pools of mortgage loans (mortgage-backed securities) will comprise a large percentage of the Fund's investments.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
15   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write put and call options. This may include purchasing mortgage-backed security (MBS) put spread options and writing covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Short sales

The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own. The Fund is obligated to replace the security that was short by purchasing it at the market price at the time of replacement or entering into an offsetting transaction with the broker. The price at such time may be more or less than the price at which the Fund sold the security.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Nov. 30, 2003, the Fund has entered into outstanding when-issued securities of $30,241,849.

--------------------------------------------------------------------------------
16   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
17   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $20.50

o   Class B $21.50

o   Class C $21.00

o   Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $659,224 for Class A, $163,620 for Class B and $13,974 for Class C for the six months ended Nov. 30, 2003.

For the six months ended Nov. 30, 2003, AEFC and its affiliates waived certain fees and expenses to 0.98% for Class A, 1.74% for Class B, 1.74% for Class C and 0.80% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2004. Under this agreement, total expenses will not exceed 0.99% for Class A, 1.75% for Class B, 1.75% for Class C and 0.81% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $2,976 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
18   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $368,266,116 and $430,639,471, respectively, for the six months ended Nov. 30, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods are as follows:

                                                        Six months ended Nov. 30, 2003
                                              Class A         Class B       Class C    Class Y
Sold                                       10,047,000       5,395,154       754,895       97
Issued for reinvested distributions           603,134         333,725        35,588        6
Redeemed                                  (17,808,939)    (13,017,678)   (1,350,351)      --
                                          -----------     -----------    ----------      ---
Net increase (decrease)                    (7,158,805)     (7,288,799)     (559,868)     103
                                           ----------      ----------      --------      ---

                                                            Year ended May 31, 2003
                                              Class A         Class B       Class C    Class Y
Sold                                       53,840,581      40,951,953     3,809,031       98
Issued for reinvested distributions         1,236,256         795,646        78,342       16
Redeemed                                  (18,129,387)     (8,851,021)     (659,979)     (25)
                                          -----------      ----------      --------     ----
Net increase (decrease)                    36,947,450      32,896,578     3,227,394       89
                                           ----------      ----------     ---------     ----

5. INTEREST RATE FUTURES CONTRACTS

As of Nov. 30, 2003, investments in securities included securities valued at $525,995 that were pledged as collateral to cover initial margin deposits on 130 open purchase contracts and 132 open sale contracts. The notional market value of the open purchase contracts as of Nov. 30, 2003 was $14,232,969 with a net unrealized loss of $227,348. The notional market value of the open sale contracts as of Nov. 30, 2003 was $28,274,813 with a net unrealized loss of $45,902. See "Summary of significant accounting policies."

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                         Six months ended Nov. 30, 2003
                                   Puts Calls
                        Contracts  Premiums   Contracts      Premiums
Balance May 31, 2003        --    $      --        --     $        --
Opened                     211      152,923     1,262       1,247,923
Closed                    (211)    (152,923)   (1,156)     (1,029,722)
                          ----     --------    ------      ----------
Balance Nov. 30, 2003       --    $      --       106     $   218,201
                          ----    ---------    ------     -----------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
19   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2003.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                 2003(k)      2003         2002(b)
Net asset value, beginning of period                                       $5.19        $5.06        $5.01
Income from investment operations:
Net investment income (loss)                                                 .08          .19          .04
Net gains (losses) (both realized and unrealized)                           (.06)         .16          .04
Total from investment operations                                             .02          .35          .08
Less distributions:
Dividends from net investment income                                        (.07)        (.20)        (.03)
Distributions from realized gains                                             --         (.02)          --
Total distributions                                                         (.07)        (.22)        (.03)
Net asset value, end of period                                             $5.14        $5.19        $5.06

Ratios/supplemental data
Net assets, end of period (in millions)                                     $212         $251          $58
Ratio of expenses to average daily net assets(c),(e)                        .98%(d)      .99%         .95%(d)
Ratio of net investment income (loss) to average daily net assets          2.98%(d)     3.31%        2.98%(d)
Portfolio turnover rate (excluding short-term securities)                    85%         227%         200%
Total return(i)                                                             .40%(j)     6.93%        1.75%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                 2003(k)      2003        2002(b)
Net asset value, beginning of period                                       $5.20        $5.07        $5.01
Income from investment operations:
Net investment income (loss)                                                 .06          .15          .03
Net gains (losses) (both realized and unrealized)                           (.07)         .16          .05
Total from investment operations                                            (.01)         .31          .08
Less distributions:
Dividends from net investment income                                        (.05)        (.16)        (.02)
Distributions from realized gains                                             --         (.02)          --
Total distributions                                                         (.05)        (.18)        (.02)
Net asset value, end of period                                             $5.14        $5.20        $5.07

Ratios/supplemental data
Net assets, end of period (in millions)                                     $160         $200          $28
Ratio of expenses to average daily net assets(c),(f)                       1.74%(d)     1.75%        1.74%(d)
Ratio of net investment income (loss) to average daily net assets          2.21%(d)     2.49%        2.68%(d)
Portfolio turnover rate (excluding short-term securities)                    85%         227%         200%
Total return(i)                                                            (.17%)(j)    6.12%        1.76%(j)

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                 2003(k)      2003         2002(b)
Net asset value, beginning of period                                       $5.20        $5.07        $5.01
Income from investment operations:
Net investment income (loss)                                                 .06          .15          .03
Net gains (losses) (both realized and unrealized)                           (.07)         .16          .05
Total from investment operations                                            (.01)         .31          .08
Less distributions:
Dividends from net investment income                                        (.05)        (.16)        (.02)
Distributions from realized gains                                             --         (.02)          --
Total distributions                                                         (.05)        (.18)        (.02)
Net asset value, end of period                                             $5.14        $5.20        $5.07

Ratios/supplemental data
Net assets, end of period (in millions)                                      $18          $22           $5
Ratio of expenses to average daily net assets(c),(g)                       1.74%(d)     1.75%        1.73%(d)
Ratio of net investment income (loss) to average daily net assets          2.23%(d)     2.50%        2.60%(d)
Portfolio turnover rate (excluding short-term securities)                    85%         227%         200%
Total return(i)                                                            (.17%)(j)    6.12%        1.74%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                 2003(k)      2003         2002(b)
Net asset value, beginning of period                                       $5.19        $5.06        $5.01
Income from investment operations:
Net investment income (loss)                                                 .09          .19          .04
Net gains (losses) (both realized and unrealized)                           (.06)         .16          .04
Total from investment operations                                             .03          .35          .08
Less distributions:
Dividends from net investment income                                        (.08)        (.20)        (.03)
Distributions from realized gains                                             --         (.02)          --
Total distributions                                                         (.08)        (.22)        (.03)
Net asset value, end of period                                             $5.14        $5.19        $5.06

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--          $--          $--
Ratio of expenses to average daily net assets(c),(h)                        .80%(d)      .80%         .78%(d)
Ratio of net investment income (loss) to average daily net assets          3.19%(d)     3.68%        2.95%(d)
Portfolio turnover rate (excluding short-term securities)                    85%         227%         200%
Total return(i)                                                             .50%(j)     7.10%        1.80%(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.06% for the six months ended Nov. 30, 2003 and 1.06% and 1.58% for the periods ended May 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.82% for the six months ended Nov. 30, 2003 and 1.82% and 2.34% for the periods ended May 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.83% for the six months ended Nov. 30, 2003 and 1.82% and 2.34% for the periods ended May 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.90% for the six months ended Nov. 30, 2003, and 0.88% and 1.40% for the periods ended May 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Nov. 30, 2003 (Unaudited).

--------------------------------------------------------------------------------
22   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
23   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
  EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4.    Principal Accountant Fees and Services.  Not applicable at this time.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9. Submission of matters to a vote of security holders. Not applicable at this time.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Government Income Series, Inc.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          February 3, 2004


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          February 3, 2004




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          February 3, 2004